UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CAREMAX, INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CAREMAX, INC.

1000 NW 57 Court, Suite 400

Miami, FL 33126

December 21, 2023

Dear CareMax, Inc. Stockholders:

You are cordially invited to attend a special meeting of the stockholders of CareMax, Inc. (“CareMax” or the “Company”) at 8:00 a.m., Eastern time, on January 23, 2024, in virtual format (the “Special Meeting”).

At the Special Meeting, you will be asked to consider and vote upon a proposal to adopt and approve an amendment to our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of Class A common stock, at a reverse stock split ratio range of 1-for-10 through 1-for-40, as determined by our Board of Directors (the “Board”) at a later date, together with a corresponding reduction in the authorized number of shares of the Company’s common stock.

We are providing this proxy statement and accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Special Meeting and at any adjournments or postponements of the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this proxy statement carefully.

Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible using one of the following methods to ensure that your vote is counted, regardless of whether you expect to attend the Special Meeting: (1) call the toll-free number specified on the enclosed proxy card and follow the instructions when prompted, (2) access the Internet website specified on the enclosed proxy card and follow the instructions provided to you, or (3) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

On behalf of our Board of Directors and management, I thank you for your continued support.

Sincerely,

/s/ Carlos A. de Solo

Carlos A. de Solo

Director, President and Chief Executive Officer

December 21, 2023

The accompanying proxy statement is dated December 21, 2023, and is first being mailed to stockholders of the Company on or about December 21, 2023.

CAREMAX, INC.

1000 NW 57 Court, Suite 400

Miami, FL 33126

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 23, 2024

To the Stockholders of CareMax, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of CareMax, Inc., a Delaware corporation (“CareMax” or the “Company”), will be held at 8:00 a.m., Eastern time, on January 23, 2024, in virtual format (the “Special Meeting”). You are cordially invited to attend the Special Meeting for the following purposes:

1.

To adopt and approve an amendment to our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of Class A common stock, at a reverse stock split ratio range of 1-for-10 through 1-for-40, as determined by our Board of Directors (the “Board”) at a later date (the “Reverse Stock Split”), together with a corresponding reduction in the authorized number of shares of the Company’s common stock (the “Proposal”).

Notwithstanding approval of the Proposal by our stockholders, the Board reserves the right to elect to not proceed with implementing the Proposal at any time prior to the date on which the amendment to our Third Amended and Restated Certificate of Incorporation becomes effective pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), if it determines, in its sole discretion, that the Proposal is no longer in the best interests of the Company or its stockholders.

Only CareMax stockholders of record at the close of business on December 14, 2023 (the “Record Date”) are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for 10 days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read our proxy materials and submit your proxy or voting instructions as soon as possible.

By Order of the Board of Directors,

/s/ Meredith Longsworth

Meredith Longsworth

Corporate Secretary

December 21, 2023

i

CAREMAX, INC.

1000 NW 57 Court, Suite 400

Miami, FL 33126

PROXY STATEMENT

FOR THE SPECIAL MEETING

To Be Held on January 23, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING TO BE HELD ON JANUARY 23, 2024:

The Proxy Statement and the Company’s Proxy Card, are available at

www.proxydocs.com/CMAX

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of proxies to be voted at our Special Meeting of Stockholders (the “Special Meeting”) to be held on January 23, 2024, at 8:00 a.m., Eastern time, and at any continuation, postponement, or adjournment of the Special Meeting. The Special Meeting will be conducted in a virtual format. You will be able to attend the Special Meeting online and submit your questions during the Special Meeting by visiting www.proxydocs.com/CMAX and entering the control number found on your proxy card, voting instruction form or notice you previously received.

This proxy statement, the foregoing notice and the accompanying proxy card are first being made available on or about December 21, 2023 to all holders of our Class A common stock, par value $0.0001 per share, entitled to vote at the Special Meeting.

Proposal

At the Special Meeting, CareMax’s stockholders will be asked to adopt and approve an amendment to our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of Class A common stock at a reverse stock split ratio range of 1-for-10 through 1-for-40 (the “Ratio Range”), as determined by our Board, or an authorized committee thereof, at a later date, together with a corresponding reduction in the authorized number of shares of the Company’s common stock.

If the Proposal is approved by the Company’s stockholders at the Special Meeting, it will be effected, if at all, only upon a subsequent determination by the Board, or an authorized committee thereof, that the Reverse Stock Split is in the best interests of the Company and our stockholders at the time the Proposal is effected. The Board may make this determination as soon as immediately following the conclusion of the Special Meeting.

Notwithstanding approval of the Proposal by our stockholders, the Board, or an authorized committee thereof, in its sole discretion, will have the authority to decide, before the Company’s 2024 Annual Meeting of Stockholders, whether to implement the Reverse Stock Split. Consequently, the Board reserves its right to elect not to proceed with implementing the Proposal if it determines, in its sole discretion, that the Proposal is no longer in the best interests of the Company or its stockholders.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The following questions and answers briefly address some commonly asked questions about the proposal to be presented at the Special Meeting. The following questions and answers may not include all the information that is important to CareMax stockholders. CareMax urges stockholders to read carefully this entire proxy statement, including the other documents referred to herein.

Why am I receiving this proxy statement?

The Board of CareMax is providing these proxy materials to you in connection with a Special Meeting, which will take place via live audio webcast on January 23, 2024, at 8:00 a.m., Eastern time. As a stockholder, you are invited to attend the Special Meeting and requested to vote on the items of business described in this proxy statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy over the Internet, by telephone, or by mail.

This proxy statement contains important information about the matters to be acted upon at the Special Meeting. You should read this proxy statement carefully and in its entirety.

Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement.

What is being voted on?

The matter that is scheduled to be considered and voted on at the Special Meeting involves the Reverse Stock Split.

What are the Board’s voting recommendations?

The Board recommends that you vote “FOR” the Proposal.

Why does CareMax need to hold this vote?

The Company’s primary reason for approving and recommending the Reverse Stock Split is to increase the per share price and bid price of our Class A common stock. In particular, this will help the Company maintain compliance with the listing standards of the Nasdaq Global Select Market (“NASDAQ”), which generally require listed equity securities to maintain a bid price of not less than $1.00 per share, and avoid a delisting of our Class A common stock from NASDAQ. Delisting of our Class A common stock from NASDAQ may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our Class A common stock. Delisting of our Class A common stock could also have other negative results including the potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.

As of the Record Date, the bid price for our Class A common stock had closed below $1.00 for 20 consecutive trading days and we are at risk of failing to comply with the NASDAQ bid price requirement. Our Board has determined that an amendment to our Third Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split is a potentially effective means for us to promote the continued listing of our Class A common stock on NASDAQ and to avoid, or at least mitigate, the likely adverse consequences of our Class A common stock being delisted from the NASDAQ by producing the immediate effect of increasing the bid price of our Class A common stock, and is therefore in the best interests of our stockholders.

In addition to bringing the per share trading price of our Class A common stock back above $1.00, we also believe that the reverse stock split will make our Class A common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current per share trading price of our Class A common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.

If approved and implemented, the Board, or an authorized committee thereof, will select a reverse stock split ratio range of 1-for-10 through 1-for-40, as determined on a later date, based on various factors, including the then prevailing market conditions and the existing and expected per share trading prices of our Class A common stock. Pursuant to the law of our state of incorporation, Delaware, our Board must adopt any amendment to our Third Amended and Restated Certificate of Incorporation and submit the amendment to stockholders for approval. Accordingly, our Board is requesting your proxy to vote “FOR” the Proposal.

Will any other business be conducted at the Special Meeting?

We know of no other business that will be presented at the Special Meeting.

What happens if I sell my shares of CareMax Class A common stock before the Special Meeting?

The Record Date for the Special Meeting is earlier than the date of the Special Meeting. If you transfer your shares of CareMax Class A common stock after the Record Date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your shares of CareMax Class A common stock prior to the Record Date, you will have no right to vote those shares at the Special Meeting.

What vote is required to approve the proposals presented at the Special Meeting?

The approval of the amendment to the Third Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split and the corresponding reduction in the authorized number of shares of the Company’s common stock (the “Authorized Share Reduction”) requires the affirmative vote of a majority of the votes cast by holders of CareMax Class A common stock present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class. Accordingly, a CareMax stockholder’s abstention, failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting or the failure of a CareMax stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee (a “broker non-vote”) will, assuming a valid quorum is established, have no effect on the outcome of the vote on the Proposal.

How many votes do I have?

CareMax stockholders are entitled to one vote at the Special Meeting for each share of CareMax common stock held of record as of the Record Date. As of the close of business on the Record Date, there were 112,340,628 outstanding shares of CareMax Class A common stock and no outstanding shares of CareMax Class B common stock.

What constitutes a quorum?

Holders of a majority in voting power of CareMax common stock outstanding and entitled to vote at the Special Meeting, present in person (which would include presence at a virtual meeting) or represented by proxy, constitute a quorum. In the absence of a quorum, the Chairman of the Board will have power to adjourn the Special Meeting. As of the Record Date for the Special Meeting, 56,170,315 shares of CareMax Class A common stock would be required to achieve a quorum.

How will CareMax’s directors, officers and certain other investors vote?

It is expected that our directors and executive officers will vote in favor of the Proposal to be voted on by CareMax stockholders at the Special Meeting.

What do I need to do now?

You are urged to read carefully and consider the information contained in this proxy statement. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

How do I vote my shares at the Special Meeting?

Shares of CareMax Class A common stock held directly in your name as the stockholder of record of such shares as of the close of business on December 14, 2023, the Record Date, may be voted electronically at the Special Meeting. If you choose to attend the Special Meeting, you will need to visit www.proxydocs.com/CMAX and enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Special Meeting by following instructions available on the meeting website during the meeting. If you are a beneficial owner of shares of CareMax Class A common stock but not the stockholder of record of such shares, you will also need proof of stock ownership to be admitted in the Special Meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. Please note that if your shares are held in “street name” by a broker, bank or other nominee and you wish to vote at the Special Meeting, you will not be permitted to vote electronically at the Special Meeting unless you first obtain a legal proxy issued in your name from the record owner. To request a legal proxy, please contact your broker, bank or other nominee holder of record. It is suggested you do so in a timely manner to ensure receipt of your legal proxy prior to the Special Meeting.

How do I vote my shares without attending the Special Meeting?

If you are a stockholder of record of shares of CareMax Class A common stock as of the Record Date, you can vote by proxy via the Internet, by telephone or by mail by following the instructions provided in the enclosed proxy card. Please note that if you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares, or otherwise follow the instructions provided by your bank, brokerage firm or other nominee.

What will happen if I abstain from voting or fail to vote at the Special Meeting?

A properly executed proxy marked “ABSTAIN” with respect to the Proposal will count as present for purposes of determining whether a quorum is present. The failure to vote in person (which would include presence at a virtual meeting) or by proxy, abstentions and broker non-votes will, assuming a valid quorum is established, have no effect on the outcome of the Proposal.

What will happen if I sign and return my proxy card without indicating how I wish to vote?

The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.

•	If you are a stockholder of record, your shares will be voted in accordance with the recommendations of our Board.

•

If you are a beneficial owner and you do not provide instructions to your bank, brokerage firm, or other nominee holding your shares, the organization that holds such shares on your behalf will be entitled to vote those shares on matters that are “routine” in nature. The Proposal is a matter we believe will be considered “routine” and, therefore, brokers will have discretionary authority to vote on the Proposal and there will not be any broker non-votes. A bank, brokerage firm, or other nominee is not entitled to vote shares it holds for a beneficial owner on any proposals that are “non-routine” and the absence of a vote on those matters will be considered “broker non-votes.”

How can I attend the Special Meeting?

You may attend the Special Meeting and vote your shares in person online during the Special Meeting via live webcast by visiting www.proxydocs.com/CMAX. As a registered stockholder, you received a proxy card from the transfer agent, which contains instructions on how to attend the Special Meeting in person online, including the URL address, along with your 12-digit meeting control number. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. Please note that you will not be able to physically attend the Special Meeting in person, but may attend the Special Meeting in person online by following the instructions below.

You can pre-register to attend the Special Meeting in person online starting December 21, 2023. Enter the URL address into your browser, and enter your 12-digit meeting control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. Prior to or at the start of the Special Meeting you will need to re-log in using your 12-digit meeting control number and will also be prompted to enter your 12-digit meeting control number if you vote in person online during the Special Meeting. CareMax recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If your shares are held in “street name,” you may use the control number given by your bank, broker or other nominee to register in advance to attend at www.proxydocs.com/CMAX. Upon completing your registration, you will receive further instructions via email, including information about your unique link that will allow you to attend the meeting and submit questions during the meeting. Please allow up to 72 hours prior to the Special Meeting for processing your 12-digit meeting control number.

If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.

If I am not going to attend the Special Meeting, should I return my proxy card instead?

Yes. Whether you plan to attend the Special Meeting or not, please read this entire proxy statement carefully, and vote your shares by one of the following methods: (1) call the toll-free number specified on the enclosed proxy card and follow the instructions when prompted, (2) access the Internet website specified on the enclosed proxy card and follow the instructions provided to you, or (3) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided.

May I change my vote after I have mailed my signed proxy card?

Yes. If you are a stockholder of record of CareMax Class A common stock as of the close of business on the Record Date, you can change or revoke your proxy before it is voted at the meeting in one of the following ways:

•	submit a new proxy card bearing a later date;

•	give written notice of your revocation to CareMax’s Corporate Secretary, which notice must be received by CareMax’s Corporate Secretary prior to the vote at the Special Meeting; or

•

vote electronically at the Special Meeting by visiting and entering the control number found on your proxy card, voting instruction form or notice you previously received. Please note that your attendance at the Special Meeting will not alone serve to revoke your proxy.

If your shares are held in “street name” by your broker, bank or another nominee as of the close of business on the Record Date, you must follow the instructions of your broker, bank or other nominee to revoke or change your voting instructions.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

The Company will pay the cost of soliciting proxies for the Special Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of CareMax Class A common stock for their expenses in forwarding soliciting materials to beneficial owners of CareMax Class A common stock and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

THE PROPOSAL

General

CareMax is asking stockholders to adopt and approve a proposed amendment to our Third Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split. On November 29, 2023, our Board approved and declared advisable the proposed amendment, and recommended that our stockholders adopt and approve the proposed amendment. The following description of the proposed amendment is a summary and is subject to the full text of the proposed amendment, which is attached to this proxy statement as Annex A (the “Certificate of Amendment”).

If stockholders approve this Proposal, the Board will cause the Certificate of Amendment to be filed with the Delaware Secretary of State and effect the Reverse Stock Split only if the Board determines that the Reverse Stock Split would be in the best interests of CareMax and its stockholders. If this Proposal is approved, the Board, or an authorized committee thereof, in its sole discretion, will have the authority to decide, before the Company’s 2024 Annual Meeting of Stockholders, whether to implement the Reverse Stock Split. The Board, in its sole discretion, may elect not to implement the Reverse Stock Split. However, the Board believes that having the time-limited authority to take such an action is an important proactive step to maintain and build stockholder value. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.

The proposed amendment, if effected, will effect a Reverse Stock Split of the outstanding shares of Class A common stock at a reverse stock split ratio range of 1-for-10 through 1-for-40, as determined by our Board, or an authorized committee thereof, at a later date, and a corresponding reduction in the total number of authorized shares of our total authorized stock, authorized shares of Common Stock and authorized shares of our Class A common stock (the “Authorized Share Reduction”). The Authorized Share Reduction would be effected based on the Final Ratio (as defined below) set by our Board, or an authorized committee thereof, in the manner described herein. As of the Record Date, 112,340,628 shares of our Class A common stock were issued and outstanding, and no shares of Class B common stock were issued and outstanding. Based on such number of shares of our Class A common stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split (and without giving any effect to the treatment of fractional shares), we will have, depending on the reverse stock split ratio selected by our Board, or an authorized committee thereof, issued and outstanding shares of stock as illustrated in the table under the caption “—Effects of the Reverse Stock Split—Effect on Shares of Common Stock.”

All holders of CareMax Class A common stock will be affected proportionately by the Reverse Stock Split.

No fractional shares of Class A common stock will be issued as a result of the Reverse Stock Split. Instead, each fractional share of Class A common stock will be (i) rounded up to the nearest whole share of Class A common stock, if such shares of Class A common stock are held directly, or (ii) rounded down to the nearest whole share of Class A common stock, if such shares are subject to an award granted under the CareMax, Inc. 2021 Long-Term Incentive Plan (the “Incentive Plan”), in order to comply with the requirements of Sections 409A and 424 of the Internal Revenue Code of 1986, as amended (the “Code”). Each common stockholder will hold the same percentage of the outstanding Class A common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving an additional fraction of a share of Class A common stock to round up to the next whole post-Reverse Stock Split share. The par value of our common stock will continue to be $0.0001 per share (see “—Effects of the Reverse Stock Split—”).

Reasons for the Reverse Stock Split

Reverse Stock Split. Our Board has determined that it is desirable and in the best interests of CareMax and its stockholders to combine our shares of Class A common stock at a reverse stock split ratio in the range of 1-for-10 through 1-for-40, as determined by the Board, or an authorized committee thereof, at a later date, in order to reduce the number of shares of Class A common stock outstanding. Our Board authorized the reverse split of our Class A common stock with the primary intent of increasing the per share trading price of our Class A common stock in order to ensure we continue to meet NASDAQ’s price criteria for continued listing on that exchange. Our Class A common stock is publicly traded and listed on NASDAQ under the symbol “CMAX.” Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in CareMax’s and our stockholders’ best interests.

The Company’s primary reason for approving and recommending the Reverse Stock Split is to increase the per share price and bid price of our Class A common stock. In particular, this will help the Company maintain compliance with the listing standards of NASDAQ, which generally require listed equity securities to maintain a bid price of not less than $1.00 per share, and avoid a delisting of our Class A common stock from NASDAQ. Delisting of our Class A common stock from NASDAQ may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our Class A common stock. Delisting of our Class A common stock from NASDAQ also could have other negative results including the potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.

As of the Record Date, the bid price for our Class A common stock had closed below $1.00 for 20 consecutive trading days and we are at risk of failing to comply with the NASDAQ bid price requirement. Our Board has determined that an amendment to our Third Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split is a potentially effective means for us to promote the continued listing of our Class A common stock on NASDAQ and to avoid, or at least mitigate, the likely adverse consequences of our Class A common stock being delisted from the NASDAQ by producing the immediate effect of increasing the bid price of our Class A common stock, and is therefore in the best interests of our stockholders.

In addition to bringing the per share trading price of our Class A common stock back above $1.00, we also believe that the Reverse Stock Split will make our Class A common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current per share trading price of our Class A common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.

Reducing the number of outstanding shares of our Class A common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share trading price of our Class A common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the per share trading price of our Class A common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the per share trading price of our Class A common stock will increase following the Reverse Stock Split or that the per share trading price of our Class A common stock will not decrease in the future.

The purpose of seeking stockholder approval of exchange ratios within the Ratio Range (rather than a fixed exchange ratio) is to provide the Company with the flexibility to achieve the desired results of the Reverse Stock Split. If the stockholders approve this proposal, then the Board, or an authorized committee thereof, in its sole discretion, would effect the Reverse Stock Split only upon the determination by the Board, or an authorized committee thereof, that a reverse split would be in the best interests of the Company and our stockholders at that time. If the Board, or an authorized committee thereof, were to effect the Reverse Stock Split, then the Board or such committee would set the timing for such a split and select the specific ratio within the Ratio Range (the “Final Ratio”). No further action on the part of stockholders would be required to either implement or abandon the Reverse Stock Split. If the stockholders approve the proposal, and the Board, or an authorized committee thereof, determines to effect the Reverse Stock Split, we would communicate to the public additional details regarding the Reverse Stock Split, including the Final Ratio selected by the Board, or an authorized committee thereof. If the Board, or an authorized committee thereof, does not implement the Reverse Stock Split before the 2024 Annual Meeting of Stockholders, then the authority granted in this proposal to implement the Reverse Stock Split automatically will terminate. The Board reserves its right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to the filing of the Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company and our stockholders.

Reasons for the Reduction in the Authorized Number of Shares of Common Stock

As a matter of Delaware law, implementation of the Reverse Stock Split does not require the Authorized Share Reduction. However, the Authorized Share Reduction is designed to maintain approximately the same proportion of authorized and unissued Class A common stock following the Reverse Stock Split, subject to adjustments for any fractional shares, and for the total number of authorized shares of capital stock and common stock to be correspondingly reduced. See the table under the caption “—Effects of the Reverse Stock Split—Effect on Shares of Common Stock” for a presentation of the effect on our authorized capital of the Authorized Share Reduction at each of four possible reverse stock split ratios. This proposed reduction is intended to satisfy the voting policies of certain of our stockholders, conform to the requirements of certain entities that make recommendations to stockholders regarding proposals submitted by us, and ensure that we do not have what some stockholders might view as an unreasonably high number of authorized but unissued shares of common stock. In addition, the reduction in the number of authorized shares of our stock may also reduce certain of our costs.

Criteria to be Used for Determining Whether to Implement Reverse Stock Split

In determining whether to implement the Reverse Stock Split, if any, following receipt of stockholder approval of the amendment to our Third Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split, the Board, or an authorized committee thereof, may consider, among other things, various factors, such as:

•	the historical trading price and trading volume of our Class A common stock;

•	our capitalization (including the number of shares of Class A common stock issued and outstanding);

•	NASDAQ Continued Listing Standards, other rules and guidance from NASDAQ;

•	the potential devaluation of our market capitalization as a result of the Reverse Stock Split;

•

the then-prevailing trading price and trading volume of our Class A common stock and the expected impact of the Reverse Stock Split on the trading market for our Class A common stock in the short- and long-term; and

•	prevailing general market and economic conditions.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will result in an increase of our stock price. We expect that the Reverse Stock Split will increase the per share trading price of our Class A common stock. However, the effect of the Reverse Stock Split on the per share trading price of our Class A common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our Class A common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of Class A common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the marketability of our Class A common stock to certain potential investors, we cannot assure you that, if implemented, our Class A common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share trading price of our Class A common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of the Class A common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

We cannot assure you that our Class A common stock will maintain its value as a result of the proposed Reverse Stock Split. There can be no assurance that the total market capitalization of the Class A common stock (i.e., the aggregate value of all shares of Class A common stock at the then market price) immediately after implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization immediately before the Reverse Stock Split or that the per share market price of the Class A common stock following implementation of the Reverse Stock Split will remain higher than the per share market price immediately before the implementation of the Reverse Stock Split or equal or exceed the direct arithmetical result of the implementation of the Proposal.

The proposed Reverse Stock Split may decrease the liquidity of our Class A common stock and result in higher transaction costs. The liquidity of our Class A common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our Class A common stock as described above.

Effective Time and Ratio Range

The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by CareMax, will be the date and time set forth in the Certificate of Amendment that is filed with the Delaware Secretary of State. The Board, or an authorized committee thereof, in its sole discretion, will have the authority to decide, before the 2024 Annual Meeting of Stockholders, whether to implement the Reverse Stock Split. The exact timing of the filing of the Certificate of Amendment will be determined by our Board, or an authorized committee thereof, based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

If the Board, or an authorized committee thereof, does not implement the Reverse Stock Split by our 2024 Annual Meeting of Stockholders, then the authority granted in this Proposal to implement the Reverse Stock Split will automatically terminate. The Board reserves its right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, it determines, in its sole discretion, that this Proposal is no longer in the best interests of the Company and our stockholders.

The ratio of the Reverse Stock Split, if approved and implemented, will be selected in the range of 1-for-10 through 1-for-40, as determined by the Board, or an authorized committee thereof, in its sole discretion. Our purpose for requesting authorization to implement the Reverse Stock Split at a ratio to be determined by the Board, or an authorized committee thereof, as opposed to a ratio that is fixed in advance, is to give the Board, or an authorized committee thereof, the flexibility to take into account then-current market conditions and changes in the price of our Class A common stock and to respond to any other developments that may be relevant when considering the appropriate ratio. If the stockholders approve the Reverse Stock Split, then the Board, or an authorized committee thereof, will be authorized to proceed with the Reverse Stock Split and the Authorized

Share Reduction within the time period indicated. In determining whether to proceed with the Reverse Stock Split and setting the Final Ratio, if any, the Board, or an authorized committee thereof, will consider a number of factors, including market conditions, existing and expected trading prices of the Company’s Class A common stock, actual or forecasted results of operations, NASDAQ listing requirements, the Company’s additional funding requirements and the amount of the Company’s authorized but unissued Class A common stock.

Fractional Shares

We do not intend to issue fractional shares in the event that a stockholder owns a number of shares of Class A common stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Class A common stock will be:

•	rounded up to the nearest whole share of Class A common stock, if such shares of Class A common stock are held directly; or

•

rounded down to the nearest whole share of Class A common stock, if such shares are subject to an award granted under the Incentive Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Shares of our Class A common stock held in registered form and shares of our Class A common stock held in “street name” (that is, through a broker, bank or other holder of record) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Effects of the Reverse Stock Split and Authorized Share Reduction

General

After the Effective Time of the Reverse Stock Split, if implemented by our Board, each stockholder will own a reduced number of shares of Class A common stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our Class A common stock based on the Reverse Stock Split ratio selected by our Board.

Voting rights and other rights of the holders of our Class A common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described above. For example, a holder of 2% of the voting power of the outstanding shares of our Class A common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% (assuming there is no impact as a result of the rounding up in lieu of issuing fractional shares) of the voting power of the outstanding shares of Class A common stock after the Reverse Stock Split.

The number of stockholders of record will not be affected by the Reverse Stock Split. If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our Class A common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. Our Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effect on Shares of Common Stock

The Reverse Stock Split will not change the terms of the Class A common stock. After the Reverse Stock Split, the shares of Class A common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Class A common stock now authorized. Except for adjustments that may result from the treatment of fractional shares as described above, each stockholder’s percentage ownership of the Company based on holdings of Class A common stock will not be altered.

The following table contains approximate information, based on share information as of December 14, 2023, relating to our outstanding common stock based on illustrative ratios within the Ratio Range and information regarding our authorized shares assuming that the Proposal is approved and the Certificate of Amendment is effected, without giving effect to any adjustments for fractional shares of Class A common stock:

	Pre-Reverse Stock Split	Post-Reverse Stock Split
		Reverse Stock Split Ratio:
		10 for 1	20 for 1	30 for 1	40 for 1
Authorized shares
Authorized Class A Common Stock	250,000,000	25,000,000	12,500,000	8,333,333	6,250,000
Authorized Class B Common Stock	10,000,000	10,000,000	10,000,000	10,000,000	10,000,000
Authorized preferred stock	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000

Total authorized shares	261,000,000	36,000,000	23,500,000	19,333,333	17,250,000
Shares issued and outstanding
Class A Common Stock	112,340,628	11,234,063	5,617,031	3,744,688	2,808,516
Class B Common Stock	0	0	0	0	0
Preferred stock	1	1	1	1	1

Total shares issued and outstanding	112,340,629	11,234,064	5,617,032	3,744,689	2,808,517
Outstanding warrants	9,292,000	929,200	464,600	309,733	232,300
Outstanding options, restricted stock units, and other awards
Outstanding stock options	750,354	75,035	37,518	25,012	18,759
Outstanding restricted stock units and other awards (1)	4,150,295	415,030	207,515	138,343	103,757

Total outstanding options, restricted stock units and other awards	4,900,649	490,065	245,032	163,355	122,516
Shares available for future issuance under 2021 Long-Term Incentive Plan	4,979,792	497,979	248,990	165,993	124,495
Total shares of Common Stock issued or reserved for future issuance (2)	168,751,069	16,875,107	8,437,553	5,625,036	4,218,777
Shares of Common Stock authorized, but not issued or reserved for future issuance	91,248,931	18,124,893	14,062,447	12,708,298	12,031,223

(1)	Includes performance stock units at target level.
(2)	Includes 37,238,000 shares reserved for issuance in connection with the Steward acquisition earnout.

After the Effective Time of the Reverse Stock Split that our Board elects to implement, our Class A common stock would have a new committee on uniform securities identification procedures, or CUSIP, number, a number used to identify our Class A common stock.

Our Class A common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our Class A common stock under the Exchange Act or the listing of our Class A common stock on NASDAQ. Following the Reverse Stock Split, our Class A common stock will continue to be listed on NASDAQ under the symbol “CMAX,” although it will be considered a new listing with a new CUSIP number.

Because the Reverse Stock Split will apply to all issued and outstanding shares of Class A common stock and outstanding rights to purchase Class A common stock or to convert other securities into Class A common stock, the proposed Certificate of Amendment will not alter the relative rights and preferences of existing stockholders.

Effect on Preferred Stock

Pursuant to our Third Amended and Restated Certificate of Incorporation, our authorized stock includes 1,000,000 shares of Preferred Stock, par value $0.0001 per share. The proposed amendment to our Third Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction would not impact the total authorized number of shares of preferred stock or the par value of the preferred stock. Pursuant to the terms of the Certificate of Designation of our Series A preferred stock, the number of votes each outstanding share of Series A preferred stock is entitled to with respect to a vote on certain special matters will be appropriately adjusted to reflect the effect of the Reverse Stock Split.

Effect on Par Value

The proposed amendments to our Third Amended and Restated Certificate of Incorporation will not affect the par value of our common stock or preferred stock, which will remain at $0.0001.

Reduction in Stated Capital

As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Effect on CareMax’s Incentive Plan and Equity Compensation Arrangements

As of December 14, 2023, we had approximately 750,354 shares of Class A common stock issuable upon exercise of stock options, with a weighted average exercise price of $5.26 per share, and 4,150,295 shares of Class A common stock subject to restricted stock units (including performance-based restricted stock units at target-level) outstanding under the Incentive Plan. Under our Incentive Plan, the Compensation Committee of our Board (the “Compensation Committee”) is required to make equitable and appropriate substitutions or proportionate adjustments to the awards granted under our Incentive Plan in the event of a reverse stock split. Accordingly, if the Reverse Stock Split is effected, the number of shares available for issuance under the Incentive Plan, as well as the number of shares subject to any outstanding award under the Incentive Plan, and the exercise price, grant price or purchase price relating to any such award under the Incentive Plan, will be proportionately adjusted by the Compensation Committee to reflect the Reverse Stock Split, subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Class A common stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Class A common stock that may be the subject of future grants under the Incentive Plan, as well as any plan limits on the size of such grants (e.g., the Incentive Plan’s limit on the number of stock options that may be granted) will be adjusted and proportionately decreased as a result of the Reverse Stock Split. Accordingly, pursuant to the authority provided under the Incentive Plan, the Compensation Committee is expected to authorize the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes to our Incentive Plan.

For illustrative purposes only, if a 1-for-10 reverse stock split is effected, the 4,979,792 shares of Class A common stock that remain available for issuance under the Incentive Plan as of December 14, 2023, are expected to be adjusted to 497,979 shares of Class A common stock, subject to increase as and when awards made under the Incentive Plan expire or are forfeited and are returned per the terms of the Incentive Plan. Further, for illustrative purposes only, if a 1-for-10 reverse stock split is effected, an outstanding stock option for 10,000 shares of Class A common stock, exercisable at $1.05 per share, would be adjusted as a result of a 1-for-10 split ratio into an option exercisable for 1,000 shares of Class A common stock at an exercise price of $10.50 per share.

Effect on CareMax’s Warrants

As of December 14, 2023, we had 9,292,000 shares of Class A common stock issuable upon the exercise of outstanding warrants, with a weighted average exercise price of $7.20 per share. If the Reverse Stock Split is effected, the number of shares subject to any outstanding warrant and the exercise price relating to any such warrant, will be proportionately adjusted to reflect the Reverse Stock Split.

Effect of the Reverse Stock Split on Legal Ability to Pay Dividends

We currently intend to retain all available funds and any future earnings to fund the development and growth of our business and to repay indebtedness, and therefore we do not anticipate declaring or paying any cash dividends on our Class A common stock in the foreseeable future. We are not in arrears on any dividends, and we do not believe that the reverse stock split would have any effect with respect to future distributions, if any, to holders of our Class A common stock.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

If you hold registered shares of our Class A common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our Class A common stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of our Class A common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our Class A common stock you hold.

At the Effective Time, we intend to treat stockholders holding shares of our Class A common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our Class A common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Class A common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Class A common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

Exchange of Stock Certificates

Shortly after the Reverse Stock Split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our stock transfer agent in exchange for the issuance of new certificates reflecting the Reverse Stock Split in accordance with the procedures to be set forth in a letter of transmittal to be sent by our stock transfer agent. In connection with the Reverse Stock Split, the CUSIP number for the Class A common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO FOLLOWING THE ANNOUNCEMENT OF THE COMPLETION OF THE REVERSE STOCK SPLIT.

No Appraisal Rights

Our stockholders are not entitled to appraisal rights under Delaware law or our Third Amended and Restated Certificate of Incorporation with respect to the Certificate of Amendment, and the Company will not independently provide our stockholders with any such right.

No Dissenters’ Rights

Under Delaware law, stockholders are not entitled to dissenters’ rights with respect to the Reverse Stock Split.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of our common stock that hold such stock as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

This discussion applies only to holders that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.

EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.

A U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered, and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Vote Required

The approval of the amendment to the Third Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions and broker non-votes will have no effect on the Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements that are based on the beliefs of management, as well as assumptions made by, and information currently available to, our management. The words “anticipate,” “believe,” “plan,” “expect,” “may,” “could,” “should,” “project,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Actual results could differ materially from those discussed in these forward-looking statements.

Factors that could cause or contribute to such differences include, but are not limited to: our plans to implement the Reverse Stock Split, our plans to maintain compliance with the NASDAQ listing requirements; our expectations that certain current and former members of management and the Board intend to vote in favor of the Reverse Stock Split; the failure of the proposed Reverse Stock Split to result in an increase of our stock price; our financial condition and results of operation; our ability to realize expected results, as well as our ability to access the capital necessary for such growth; and other important factors described in the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Reports on Form 10-Q, and in our other filings with the SEC.

Due to the uncertain nature of these factors, management cannot assess the impact of each factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Any forward-looking statement speaks only as of the date on which statement is made, and we undertake no obligation to update any of these statements or circumstances occurring after the date of this proxy statement. New factors may emerge, and it is not possible to predict all factors that may affect our business and prospects.

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

The Securities and Exchange Commission (“SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy proxy material delivery requirements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is referred to as “householding,” potentially provides extra convenience for stockholders and reduces printing and postage costs for companies.

CareMax and some brokers utilize the householding process for proxy materials. In accordance with a notice sent to certain stockholders who share a single address, only one copy of this proxy statement is being sent to that address, unless we received contrary instructions from any stockholder at that address. Stockholders who participate in householding will continue to receive separate proxy cards. Householding will continue until you are notified otherwise or until one or more stockholders at your address revokes consent. If you revoke consent, you will be removed from the householding program within 30 days of receipt of the revocation. If you hold your CareMax stock in “street name,” additional information regarding householding of proxy materials should be forwarded to you by your broker.

However, if you wish to receive a separate copy of this proxy statement, we will promptly deliver one to you upon request. You can notify us by sending a written request to CareMax, Inc., 1000 NW 57 Court, Suite 400, Miami, Florida 33126, Attention: General Counsel and Corporate Secretary or calling (786) 360-4768. In addition, if you would like to receive separate proxy statements of CareMax in the future, or if you are receiving multiple copies of proxy statements at an address shared with another stockholder and would like to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares.

STOCKHOLDERS’ PROPOSALS

For any stockholder proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Company’s Amended and Restated Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for the 2024 annual meeting. These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to our Secretary at our principal executive offices no later than the close of business on December 30, 2023 (120 days prior to the anniversary of this year’s mailing date). Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received.

Other than non-binding proposals presented pursuant to Rule 14a-8 under the Exchange Act, stockholders who intend to have a proposal or director nomination considered for inclusion in our proxy materials for presentation at our 2024 annual meeting of stockholders must submit the proposal or director nomination to us in accordance with our Amended and Restated Bylaws. Our Amended and Restated Bylaws provide notice procedures for stockholders to propose business (other than director nominations) to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held during the preceding year or the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after such anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and no later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date such meeting is first made. Thus, for our 2024 annual meeting of stockholders, notice of a proposal must be delivered to our Secretary no later than March 14, 2024, and no earlier than February 13, 2024, unless we change the date of our 2024 annual meeting by more than 30 days before or 60 days after such anniversary date. The Chairperson of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Further, our Amended and Restated Bylaws provide notice procedures for stockholders to nominate a person as a director to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held during the preceding year or the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting was first made. Thus, for our 2024 annual meeting of stockholders, notice of a nomination must be delivered to our Secretary no later than March 14, 2024 and no earlier than February 13, 2024, unless we change the date for our 2024 annual meeting by more than 30 days before or 60 days after such anniversary date. The Chairperson of the Board may refuse to acknowledge the introduction of any stockholder nomination not made in compliance with the foregoing procedures.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of December 14, 2023 (unless otherwise indicated), with respect to holdings of our Class A common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Class A common stock, and (ii) each of our directors, each of our named executive officers and all directors and executive officers as a group.

The number of shares beneficially owned by each stockholder as described in this proxy statement is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. The percentage ownership of each individual or entity as of December 14, 2023 is computed on the basis of 112,340,628 shares of our Class A common stock outstanding and no shares of our Class B common stock outstanding. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of December 14, 2023, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owners(1)	Number of Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Class A Common Stock
Directors and Executive Officers:
Kevin Berg(2)	12,123	*
Bryan Cho(3)	4,039,687	3.5%
Alberto de Solo(4)	2,949,845	2.6%
Carlos A. de Solo(5)	6,526,712	5.8%
Dr. Ralph de la Torre(6)	17,381,150	15.5%
Dr. Vincent Omachonu(7)	29,687	*
Ryan O’Quinn(8)	12,123	*
Jose R. Rodriguez(9)	41,381	*
Kevin Wirges(10)	185,078	*
All directors and executive officers as a group (9 individuals)	31,177,876	26.9%
Five Percent Holders:
Entities affiliated with Deerfield Management Company, L.P., including Deerfield Partners, L.P. and DFHTA Sponsor LLC(11)	18,691,423	16.2%
Entities affiliated with Eminence Capital, LP(12)	10,462,311	9.3%
O.M. Investment Group, Inc.(13)	6,400,926	5.7%

*	Represents beneficial ownership of less than 1%
(1)	Unless otherwise indicated, the business address of each of the individuals and entities is 1000 NW 57 Court, Suite 400, Miami, FL 33126.
(2)

Represents 12,123 shares of Class A common stock held directly by Mr. Berg. Mr. Berg, an employee of Deerfield Management Company, L.P. (“Deerfield Management”), holds the securities reported herein for the benefit, and at the direction, of Deerfield Management. Mr. Berg disclaims beneficial ownership of such securities.

(3)

Represents (i) 500,000 shares of Class A common stock held by Related CM Advisor, LLC (the “Advisor”), (ii) 2,000,000 shares of Class A common stock underlying an equal number of Series A Warrants held by the Advisor, (iii) 1,500,000 shares of Class A common stock underlying an equal number of vested Series B Warrants held by the Advisor, and (iv) 39,687 shares of Class A common stock held directly by Mr. Cho. Excludes 4,500,000 shares of Class A common stock underlying an equal number of unvested Series B Warrants held by the Advisor, which the Advisor did not have the right to acquire within 60 days of December 14, 2023.

(4)

Represents (i) 2,894,429 shares of Class A common stock held indirectly by Alberto de Solo, his spouse and a family trust through an investment vehicle, C.G.D. Investment Group, (ii) 27,708 shares of Class A common stock held directly by Alberto de Solo, and (iii) 27,708 shares of Class A common stock that may be acquired pursuant to the exercise of stock options.

(5)

Represents (i) 6,400,926 shares of Class A common stock held indirectly by Carlos de Solo, his spouse and family trusts through an investment vehicle, O.M. Investment Group, Inc. (“O.M.”), (ii) 62,893 shares of Class A common stock held directly by Carlos de Solo, and (iii) 62,893 shares of Class A common stock that may be acquired pursuant to the exercise of stock options.

(6)

Represents (i) 17,370,223 shares of Class A common stock held indirectly by Dr. Ralph de la Torre as the sole member manager of Santa Clara Holdings LLC, which is the sole member manager of RDLT – SHCI Investor LLC, and in such capacity has the right to vote and dispose of the securities held by RDLT – SHCI Investor LLC and (ii) 10,927 shares of Class A common stock held directly by Dr. de la Torre.

(7)	Represents 29,687 shares of Class A common stock held directly by Dr. Omachonu.
(8)	Represents 12,123 shares of Class A common stock held directly by Mr. O’Quinn.
(9)	Represents 41,381 shares of Class A common stock held directly by Mr. Rodriguez.
(10)	Represents (i) 165,579 shares of Class A common stock held directly by Mr. Wirges, and (ii) 19,499 shares of Class A common stock that may be acquired pursuant to the exercise of stock options.
(11)

Based solely on a Schedule 13D/A filed on March 13, 2023. Represents (i) 15,811,090 shares of Class A common stock held directly by Deerfield Partners; (ii) 2,830,333 shares of Class A common stock underlying an equal number of warrants held directly by Deerfield Partners; and (iii) 50,000 shares of Class A common stock held directly by Steven Hochberg, an operating partner in Deerfield Management, a Delaware series limited partnership (Series C) for the benefit, and at the direction, of Deerfield Management. The address of all entities affiliated with Deerfield Management is 345 Park Avenue South, 12th Floor, New York, New York 10010.

(12)

Based solely on a Schedule 13G/A filed on February 14, 2023. Represents shares owned of record by various investment funds and separately managed accounts for which Eminence Capital, LP (“Eminence Capital”) serves as the management company or investment adviser. Ricky C. Sandler is the Chief Executive Officer of Eminence Capital. Mr. Sandler and Eminence Capital may be deemed to have shared voting and dispositive power over the shares owned of record by such investment funds and separately managed accounts. Each of Mr. Sandler and Eminence Capital expressly disclaims beneficial ownership of such securities. The principal business address of Eminence Capital and its affiliates is 399 Park Avenue, 25th Floor, New York, New York 10022.

(13)	Represents shares of Class A common stock held indirectly by Carlos de Solo, his spouse and family trusts through O.M.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Special Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties at the Special Meeting. If any other matter requiring a vote of the stockholders should come before the Special Meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

ANNEX A

CERTIFICATE OF AMENDMENT

TO

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CAREMAX, INC.

CareMax, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1. This Certificate of Amendment amends the provisions of the Corporation’s Third Amended and Restated Certificate of Incorporation (the “Third Amended and Restated Certificate of Incorporation”).

2. Section 4.1 of the Third Amended and Restated Certificate of Incorporation is hereby deleted and amended and restated in its entirety as follows:

Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is [●]1 shares, consisting of (a) [●]2 shares of common stock (the “Common Stock”), including (i) [●]3 shares of Class A common stock (the “Class A Common Stock”), and (ii) 10,000,000 shares of Class B common stock (the “Class B Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).

Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation, each [[●] ([●])]4 shares of Class A Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Class A Common Stock (the “Reverse Stock Split”).

No fractional shares shall be issued in connection with the Reverse Stock Split. Instead, stockholders who would be entitled to receive fractional shares of Class A Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be issued an additional fraction of a share of Class A Common Stock to round up to the next whole post-Reverse Stock Split share of Class A Common Stock. No stockholders will receive cash in lieu of fractional shares.

3. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4. All other provisions of the Third Amended and Restated Certificate of Incorporation shall remain in full force and effect.

5. The foregoing amendment shall be effective as of 11:59 p.m., Eastern Time, on the date of filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation to be executed by [    ] its [    ], this [    ] day of [    ], 2024.

[1]	To equal 250,000,000 divided by the reverse stock split ratio, plus 11,000,000.
[2]	To equal 250,000,000 divided by the reverse stock split ratio, plus 10,000,000.
[3]	To equal 250,000,000 divided by the reverse stock split ratio.
[4]	The reverse stock split shall be at a ratio of not less than 1:10 and not more than 1:40.

A-1

1000 NW 57 Court

Suite 400

Miami, FL 33126

(786) 360-4768

www.caremax.com

Caremax P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/CMAX • • Cast your vote online • Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-523-1867 • • Use any touch-tone telephone • Have your Proxy Card ready Follow the simple recorded instructions MAIL • • Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/CMAX CareMax, Inc. Special Meeting of Stockholders For Stockholders of record as of December 14, 2023 DATE: Tuesday, January 23, 2024 TIME: 8:00 AM, Eastern Time PLACE: Special Meeting to be held via the Internet - please visit www.proxydocs.com/CMAX for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Carlos A. de Solo, Kevin Wirges and Meredith Longsworth (the “Named Proxies”), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of CareMax, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

CareMax, Inc. Special Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSAL 1 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS FOR AGAINST ABSTAIN 1. To adopt and approve an amendment to our Third Amended and Restated Certificate of FOR Incorporation to effect a reverse stock split of our outstanding shares of Class A common stock, at a reverse stock split date, ratio range of 1-for-10 through 1-for-40, as determined by our Board of shares Directors of at our a common later stock together . with a corresponding reduction in the authorized number of You must register to attend the meeting online and/or participate at www.proxydocs.com/CMAX Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date